UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2021

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 18, 2021, New Jersey Resources Corporation (“NJR”) issued a press release reporting financial results for the fourth fiscal quarter and fiscal year ended September 30, 2021 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Earnings Presentation

NJR will deliver a presentation via live public webcast on November 18, 2021, at 10:00 a.m. ET. The slides to be used for the presentation are furnished herewith as Exhibit 99.2 and are incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

Base Rate Case Settlement

On November 17, 2021, New Jersey Natural Gas Company (“NJNG”) issued a press release announcing it received approval from the New Jersey Board of Public Utilities on the settlement of its rate case and conclusion of its Safety Acceleration and Facility Enhancement (SAFE II) and New Jersey Reinvestment in System Enhancement (NJ RISE) programs resulting in a $79.269 million increase to its base rates (the “Press Release”) and published an investor fact sheet summarizing the base rate case filing (the “Investor Fact Sheet”). A copy of the Press Release and Investor Fact Sheet are attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Earnings Release dated November 18, 2021 (furnished, not filed)
99.2	Presentation dated November 18, 2021 (furnished, not filed)
99.3	Press Release dated November 17, 2021 (furnished, not filed)
99.4	Investor Fact Sheet (furnished, not filed)
104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: November 18, 2021	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial Officer